UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-10898 (Commission File Number)	41-0518860 (I.R.S. Employer Identification No.)

485 Lexington Avenue
New York, New York 10017

(Address of principal executive offices) (Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events

On May 27, 2025, The Travelers Companies, Inc. (the “Company”) issued a press release announcing that it has entered into a definitive agreement to sell its Canadian personal insurance business and the majority of its Canadian commercial insurance business to Definity Financial Corporation, for approximately US$2.4 billion. The Company will retain its surety business in Canada. The transaction is expected to close in the first quarter of 2026, subject to regulatory approvals and other customary closing conditions.

A copy of the Company’s press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

All statements in this report other than statements of historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include, among others, statements regarding expected closing of the transaction, use of proceeds, financial impact of the sale and share repurchases. Actual results of matters addressed in these forward-looking statements involve risks and uncertainties and may differ substantially from those expressed or implied. Some of the factors that could cause actual results to differ are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in the Company’s most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission. In addition, the transaction is subject to closing conditions, including obtaining required regulatory approvals and the satisfaction of other customary closing conditions, and may not occur. The forward-looking statements in this report speak only as of the date of this report, and the Company undertakes no obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 27, 2025, announcing the transaction.

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TRAVELERS COMPANIES, INC.

Date: May 27, 2025	By:	/s/ Christine K. Kalla
Name: Christine K. Kalla
Title: Executive Vice President and General Counsel